CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.24

(Execution Version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER

November 9, 2023	Change Order No. 1

Reference: Exhibit W

Change Order Request No. SCO-0002

Venture Global CP2 LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and Worley Field Services Inc., a corporation duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Engineering, Procurement and Construction Agreement, dated as of May 12, 2023, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Changes:

The Agreement is hereby modified with the revisions set forth below:

(a)	Article 1 of the Agreement is hereby amended by deleting the defined term “Owner Contracts” in its entirety and replacing it with the following:

““Owner Contracts” means:

(1)	the Construction Agreement relating to the Marine Works to be entered into between Owner and TBD;

(2)	the Construction Agreement relating to the Storm Surge Wall to be entered into between Owner and TBD;

(3)	the LTS PO;

(4)	the PIS PO;

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

(5)	the LNG Storage Tanks Engineering, Procurement and Construction Agreement (Phase 1) dated as of June 22, 2023 between CB&I Storage Tank Solutions LLC and Owner;

(6)	the PTS PO;

(7)	the Pipeline and Gas Gate Station PO;

(8)	the BOG PO;

(9)	the ACC PO;

(10)	the Loading Arms PO; and

(11)	the Loading Pumps PO.”

(b)	Article 1 of the Agreement is hereby amended by deleting the defined term “PIS PO” in its entirety and replacing it with the following:

““PIS PO” means the Purchase Order Contract for the Sale of the Power Island System dated as of July 14, 2023 between Owner and BH.”

(c)	Article 1 of the Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

““ACC PO” means the purchase order contract for the sale of air cooled condenser units to be entered into by Owner.

“BOG PO” means the Purchase Order Contract for the sale of BOG Compressor Units dated September 13, 2023 between Siemens Energy Inc. and Owner.

“Loading Arms PO” means the purchase order contract for the sale of LNG loading arms to be entered into by Owner.

“Loading Pumps PO” means the purchase order contract for the sale of LNG loading arms to be entered into by Owner.”

(d)	Section 9.2.2 of the Agreement is hereby amended by deleting each reference therein to “Payment Bond” and by inserting a reference to “Performance Bond” in its place.

(e)

Section D (Key Owner Delivery Dates to Support Project Schedule) of Exhibit D (Schedule Milestones) to the Agreement is hereby deleted in its entirety, and the form of Section D of Exhibit D attached hereto as Exhibit A shall be inserted in its place.

(f)	Exhibit W (Open Cost Items) to the Agreement is hereby deleted in its entirety and the form of Exhibit W attached hereto as Exhibit B shall be inserted in its place.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

For the avoidance of doubt, the foregoing shall have no impact on the requirements set forth in Section 15.3.4. and as defined in Exhibit R to the Contract.

Price:

The Parties have agreed to reduce the Target Price by the amount of [***].

Initial Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

Except as set forth in section (b) above, this Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global CP2 LNG, LLC	Worley Field Services Inc.

By: [***]	By: [***]
Name: [***]	Name: [***]
Title: [***]	Title: [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

Exhibit A

D. Key Owner Delivery Dates to Support Project Schedule.

[Omitted]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

Exhibit B

EXHIBIT W

OPEN COST ITEMS

[Omitted]